UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WisdomTree, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WISDOMTREE, INC. ATTN: MARCI FRANKENTHALER 250 WEST 34TH STREET, 3RD FLOOR NEW YORK NY 10119 Your Vote Counts! WISDOMTREE, INC. 2025 Annual Meeting Vote by June 16, 2025 11 :59 PM ET You invested in WISDOMTREE, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement on line OR you can receive a free paper or email copy of the material(s) by requesting prior to June 03, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance.

Virtually at: Vote Virtually at the Meeting* June 17, 2025 10:00 AM EDT www.virtualshareholdermeeting.com/WT25 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1A Lynn S. Blake 1B Anthony Bossone 1C Smita Conjeevaram 1D Rilla Delorier 1 E Daniela Mielke 1 F Shamla Naidoo 1G Win Neuger 1H Tonia Pankopf 11 Jonathan Steinberg 2 To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. 3 To vote on an advisory resolution to approve the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".